UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2011

BERKELEY COFFEE & TEAC, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-168911	80-0385523
(State of Incorporation)	(Commission File No.)	(Tax ID No.)

Building B, #439, Jinyuan Ba Lu

Jiangpiao Town, Jiading District

Shanghai, 201812, China
(Address of principal executive offices)

Registrant’s Telephone Number, including area code:  011-86-15021337898

_________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ]  Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c)).

Section 5- Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 5, 2011, the Board of Directors approved an amendment and restatement of the Company’s bylaws, in their entirety.  The amended bylaws are attached hereto as Exhibit 3.  The amended bylaws primarily reduced the number of shareholders required to approve corporate action by written consent of shareholders to a majority, as permitted pursuant to Nevada law.

Section 9 – Exhibits and Financial Statements

Item 9.01 Exhibits and Financial Statements

Attached hereto as Exhibit 3 are the Company’s Amended and Restated Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Sean Tan

Sean Tan, President